UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  January  28,  2005

                            FALCON NATURAL GAS CORP.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                  000-50229                 98-0403897
----------------------------     -------------          --------------------
(State or other jurisdiction     (Commission            (IRS Employer
 of incorporation)                File Number)          Identification No.)

     Westchase Center, 2500 City West Blvd., Suite 300, Houston, Texas 77042
     -----------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

Registrant's  telephone  number,  including  area  code  (713)  267-2240

                                      N/A
                                      ---
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01  OTHER  EVENTS.

     In its report on Form 8-K filed with the Commission on November 30, 2004, the Registrant disclosed that it had entered into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Cornell") for $1,000,000 of convertible debentures. In that filing, the Registrant also disclosed that it had entered into a $10,000,000 Standby Equity Distribution Agreement with Cornell. The funds from the Standby Equity Distribution Agreement can be drawn at the Registrant's discretion based on funding requirements, subject to an effective registration with the Commission. The Registrant received $500,000 from the sale of the convertible debentures when it entered into the Securities Purchase Agreement. The Registrant filed a registration statement on Form SB-2 (the "Registration Statement") on February 11, 2005, covering 12,448,193 shares of common stock of which 12,048,193 shares are for future sale under the Standby Equity Distribution Agreement. The Registrant received the remaining $500,000 from the sale of convertible debentures as a result of filing the Registration Statement

     Moyes & Co. is performing a financial assessment of the Registrant's properties which the Registrant expects will be completed by the end of February. Moyes & Co. offers independent systematic project evaluation addressing transaction management and funding options, cost and availability, company and host government interests, all aspects of petroleum systems and technical risk, project development cost and schedules, detailed historical and forward price forecasts, product markets and evacuation options. Moyes provides analysis and examples of project agreements and quantifies and provides solutions to business risk. For more information visit www.moyesco.com.

     The Company has become aware of investor relations materials ("Materials") prepared and distributed by Market Movers newsletter ("Market Movers") which was released during the 2004/2005 winter. Neither the Company, its management, Halliburton Company, nor Landmark Graphics Corporation is affiliated with Market Movers, paid for the preparation or distribution of the Materials, or approved either the information contained in the Materials or its public dissemination. The Market Movers Materials contained information about the Company's properties ("Properties"), studies and reports completed on those Properties, potential gains from an investment in the Company, and information regarding the price of natural gas and future prospects of the Company which were not endorsed by the Company. The Company disclaims any association with the use of this information by investors for investment decisions and invites investors to rely only on the Company's filings with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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FALCON  NATURAL  GAS  CORP.

By:  /s/Fred  B.  Zaziski
     --------------------
     Fred  B.  Zaziski
     Chief  Executive  Officer

Dated:  February  15,  2005

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